SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 10, 2002
                Date of Report (Date of earliest event reported)


                            PALOMAR ENTERPRISES, INC.
             (exact name of registrant as specified in its charter)


        NEVADA                        000-32829                  88-0470235
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

7898 E. Acoma  Ste: 209  Scottsdale, AZ.                           85260
(Address of principal executive office)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (480) 682-1210


          (Former name or former address if changed since last report)

                            PALOMAR ENTERPRISES, INC.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On July 10, 2002 Palomar Enterprises, Inc., accepted the resignation of Terry W. Neild of Scottsdale, Arizona as President and Director of Palomar Enterprises, Inc.

     On July 10, 2002 Jeffery Halbirt was appointed President and CEO of Palomar Enterprises, Inc. Kim Moore was appointed to the board and given the title of Vice President.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     The stock previously owned by Terry Westergard and Anthony J. Wiser in the amount of 2.4 million shares each will be returned to the transfer agent for cancellation.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Palomar Enterprises Inc.


Date: August 2, 2002                       By: /s/ Jeffery Halbirt
                                              ---------------------------------
                                              Jeffery Halbirt, President & CEO